Exhibit 99.1 I N V E S T O R P R E S E N T A T I O N AquaBounty Technologies, Inc. NASDAQ: AQB August 2022 AquaBounty.com 1

Forward-Looking Statements Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including, but not limited to, statements regarding the economic viability of land-based production facilities; the economic and operational benefits of Genetically Engineered (GE) salmon; the projected cost and timing of construction and completion for the Ohio Farm (and other future farms), and the availability and timing of debt financing these projects; projections for pricing, revenue, margin, and payback periods; the potential for increases in productivity, EBITDA, and the profitability of AquaBounty Technologies, Inc.(“AquaBounty”); the size and timing of future harvests and egg production; projected growth in seafood consumption and market size, expansion of the aquaculture industry, and increasing demand for salmon; growth rates of GE salmon and KPIs; continuing supply constraints and their impact on pricing; impacts of future environmental conditions; market interest in land-based aquaculture; anticipated benefits of GE salmon and land-based production to consumers and the environment; non-exposure to pathogens, parasites, or environmental contaminants; the use of antibiotics, chemicals, and medications; continued operational performance against targets; consumer acceptance of GE salmon; AquaBounty’s farm development and commercial strategy, including demonstration of commercial viability, successful positioning and messaging of GE salmon, the establishment and types of sales channels, agreements with distributors and industrial producers, joint-venture relationships, and progress against commercial launch timelines; potential for the development of additional products, traits, operational efficiencies and scale, nutritional enhancements, recirculating aquaculture system improvements; potential siting and countries for expansion; the completion of field trials, approval of GE salmon, and potential relationships with local partners in other markets. Although management believes that the plans, objectives, and expectations reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, and actual future results may be materially different from the plans, objectives, and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to: (i) our limited operating history and track record of operating losses; (ii) our cash position and ability to raise additional capital to finance our activities, including to fund the construction and operation of Farm 3; (iii) the anticipated benefits and characteristics of GE salmon; (iv) the ability to secure any necessary regulatory approvals to commercialize any products; (v) our ability to adapt to changes in laws or regulations and policies; (vi) the uncertainty of achieving the business plan, future revenue, and operating results; (vii) the impact of business, political, legal, or economic disruptions or global health concerns, including the impact of the current global health pandemic, labor shortages and supply chain disruptions; (viii) developments concerning our research projects; (ix) our ability to successfully enter new markets or develop additional products; (x) competition from existing technologies and products or new technologies and products that may emerge; (xi) actual or anticipated variations in our operating results; (xii) market conditions in our industry; (xiii) our ability to protect our intellectual property and other proprietary rights and technologies; (xiv) the rate and degree of market acceptance of any products developed through the application of bioengineering, including bioengineered fish; (xv) our ability to retain and recruit key personnel; (xvi) the success of any of our future joint ventures, acquisitions or investments; (xvii) international business risks and exchange rate fluctuations; (xviii) the possible volatility of our stock price; (xix) our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing , including to fund the construction and operation of Farm 3 and (xx) our ability to leverage our experience with Farm 3 to create additional farms. We caution you that the foregoing list may not contain all of the risks to which the forward-looking statements made in this presentation are subject. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, seeAquaBounty’s public filings with the Securities and Exchange Commission (“SEC”), available on the“Investors” section of our website at www.aquabounty.com and on theSEC’s website at www.sec.gov. Forward-looking statements are not promises or guarantees of future performance, and we may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments that we may make. All information in this presentation is as of the date of its release, and AquaBounty undertakes no duty to update or revise this information unless required by law. AquaBounty.com 2

Company And Market Overview AquaBounty.com 3

AquaBounty: Leaders in Aquaculture and Biotechnology

Company Profile

Headquarters:	Maynard, MA
Total Employees:	96
RAS Farms:	Albany, Indiana and Prince Edward Island, Canada

- Committed to feeding the world with land-based salmon; farmed *efficiently, sustainably and profitably*
- Pioneers in land-based aquaculture, using proprietary technology to deliver game changing solutions to global problems
- Blazed the trail for genetically engineered animal protein; overcoming political, regulatory and perceptual hurdles
- Significantly increasing profitability for salmon farming in land-based Recirculating Aquaculture Systems ("RAS")
- Leveraging 25+ years of operational experience with RAS to produce efficiently and ensure success of new farming methods

Key Milestones

1989	First genetically engineered ("GE") Atlantic salmon line created
1995	Regulatory approval process begins for GE salmon
2015	U.S. Food and Drug Administration ("FDA") approves GE salmon for consumption in the US
2016	Health Canada approves GE salmon for consumption in Canada
2017	AquaBounty purchases Indiana Farm
2018	Conventional salmon eggs enter Indiana farm hatchery
2019	GE salmon eggs enter Indiana farm hatchery
2020	First conventional salmon harvested in June
2021	First GE salmon harvested in May Selected Pioneer, OH for first large-scale farm Regulatory approval for GE salmon granted in Brazil in June
2022	Broke ground on Farm 3 site in Pioneer, Ohio

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Investment Highlights

- **$17 billion[1] global salmon market** driven by a massive supply-demand imbalance and increasing need for fresh and nutritious proteins for a growing global population[2]
- **Proprietary salmon genetics** utilized to create **genetically engineered Atlantic salmon (GE salmon)**[3] - the first of its kind, genetically engineered animal approved for consumption by FDA, Health Canada and CTN Bio Brazil
- GE salmon offers **superior economics vs. conventional salmon** by enabling 70% more harvest output while using 25% less feed[4] – expected to provide EBITDA margins 2x higher than conventional salmon in land-based farms[5]
- **Competitive moat** created by the regulatory framework gives us a significant lead on anyone planning to come to market with genetically engineered salmon
- **Process validation** from the **successful first harvest** of conventional salmon in Q2 2020 and sales demand from GE salmon harvests since Q2 2021
- **Construction on Pioneer, Ohio farm underway** – a 10,000 metric ton commercial scale farm; confirmed basis of design; construction began in Q1 2022
- **Industry leading management team** that brings significant food service, supply & production experience with a robust biotechnology & aquaculture background

AquaBounty Technologies, Inc. (NASDAQ: AQB)	
Share Price[6]	$1.54
Market Cap[6]	$109.5M
Cash[7]	$149.2M
Debt[7]	$8.8M
Shares Outstanding[6]	71.1M
Float Shares[6]	65.3M
Institutional Ownership[6]	30.0%

6. Data as of August 9, 2022
7. Cash and debt as of June 30, 2022. Cash includes marketable securities and restricted cash.

1. FAO Statistical Data Search (December 2019)
2. Westhoek et al., The Protein Puzzle (2011) – United Nations
3. U.S. FDA AquAdvantage Salmon Fact Sheet, https://www.fda.gov/animal-veterinary/animals-intentional-genomic-alterations/aquadvantage-salmon-fact-sheet
4. Effects of combined 'all-fish' growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013
5. Management estimates based on current assumptions

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Experienced Management Team



Sylvia Wulf

President and CEO

Ms. Wulf has a reputation as a proven leader and accomplished executive driving both growth and improved performance. Her diverse career encompasses executive level positions in General Management, Sales, Marketing and M&A in a variety of industries.

US FOODS · Tyson · Sara Lee



Alejandro Rojas, DVM

Chief Operating Officer

Dr. Rojas is a renowned expert in salmon farming. His areas of expertise include technical and economic analysis for M&A activities, new species development and consulting on fish production, aquatic health, environment and biosecurity programs.

MOWI



Angela Olsen

General Counsel

Ms. Olsen is an experienced legal advisor driving key business outcomes through her extensive US and global expertise in commercial law, complex legal regulatory matters and litigation relating to food, agriculture and biotechnology.

DUPONT · JONES DAY · LATHAM & WATKINS



David Frank

CFO and Treasurer

Mr. Frank has extensive experience working with early stage companies, both public and private and has completed financing transactions for initial start-up, growth and M&A. He brings a strategic outlook to company growth and a hands-on approach to cash management.

SMARTENERGY · Magellan

David Melbourne

Chief Commercial Officer

Mr. Melbourne is a 30-year veteran of the CPG industry, spending the last 25 years with a focus on seafood. He has expertise in Marketing, Strategy, Corporate Communications, Industry Relations and Government Affairs.

BUMBLE BEE SEAFOODS



Chris Beattie

Chief Scientific Officer

Dr. Beattie has over 25 years of experience in the aquaculture sector. He brings extensive expertise in fish physiology, health, nutrition & technology and specializes in leveraging R&D knowledge into pipeline development.

MERCK · SKRETTING



Melissa Daily

Chief People Officer

Ms. Daley is a strategic, business-minded people and culture leader focused on driving potential. She specializes in high performing teams, DEI (Diversity, Equity and Inclusion), novel change management, and attracting and retaining talent.

Fonterra



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Population Growth and Environmental Challenges Creates Need for New Solutions Population Growth: ▪ Global population projected to grow to more than 9 1 billion people by 2050 – 26% growth in 30 years , with a growing middle class driving increased protein demand ▪ Protein consumption is predicted to nearly double from 2017 to 2050, with marine-based proteins gaining a growing market share² Environment: ▪ More than 90% of world's fisheries are fully fished or overfished, according to FAO’s The State of World Fisheries and Aquaculture 2020 It is projected that Aquaculture must produce ▪ Critical impacts on water and energy usage & the need nearly 47.5 million additional tons of fish by to reduce greenhouse gas emissions 2050 to meet future demand³. ▪ Viable sea cage farming has significant limitations: o Sea lice, algae bloom, ocean contamination We believe there is a better way! The ocean and wild fisheries are not the answer to feeding our growing population 1. World Populations Prospects 2019 – United Nations AquaBounty.com 7 2. Mowi Handbook 2020 3. Mowi Annual Report 2019

Atlantic Salmon – Large Market With Inefficient Supply Chain

Land-Based RAS Farming Has Potential to Disrupt The Industry


3-6 Days
5-8 Days
NORWAY, FAROE IS. ICELAND kt
Harvest 1,333
Market 42
NORTH AMERICA kt
Harvest 142
Market 565
RUSSIA kt
Harvest 10
Market 78
EU kt
Harvest 175
Market 1,069
ASIA kt
Harvest 0
Market 344
LATIN AMERICA kt
Harvest 701
Market 169
OCEANIA kt
Harvest 74
Market 64
= High freight cost, large carbon footprint, reduced product shelf life

Global Atlantic Salmon Market[2] =
2.6 million metric tons[3] worth $17.1 billion[3]
(Global supply is estimated to grow 4% annually from 2021 to 2026)

Market Dynamics

Demand Drivers:

- Salmon is widely known to be healthy & nutritious[1]
- Growing population and rising middle class, bringing an increased demand for healthy protein
- COVID-19 drove demand for salmon for at home preparation
- Per capita consumption of seafood has increased at an annualized rate of 1.3% over the last five years[5]

Inefficient Supply Chain:

- Current sea-cage operations are highly dependent on-air freight
- Supply is constrained in production locations for environmental & regulatory issues related to production methods

1. Salmon Nutrition: Everything You Need To Know About Salmon – NFI, July 1, 2019. A Guide To Eating Seafood During Pregnancy – Dish On Fish, April 25, 2019
2. Kontali Analyse - Mowi Handbook 2021
3. FAO Statistical Data Search May 11, 2021
4. Undercurrent News (August 30, 2021): US Atlantic Salmon Market in Midst of Unprecedented Rebound
5. IBISWorld "Fish & Seafood Aquaculture in the US" April 2021

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Farmed Salmon Competitive Landscape ▪ Salmon farming competition is primarily in sea cages and to a lesser extent land-based farming ▪ Growing momentum in land-based salmon farming projects has the potential to further disrupt the industry Growth in Land-Based Salmon Farming International Sea-Cage Operations U.S. RAS Farms In Production Volume plans identified in 2018 vs 2019 (kt) IN – 1,200 mt 488,000 mt 1000 FL (Phase 1) – 10,000 mt 900 248,000 mt FL (Phase 2) – 25,000 mt 800 First Harvest 2020 700 North American RAS Farms 190,000 mt Announced and in Development 600 184,000 mt 500 OH – 10,000 mt 400 ME – 33,000 mt 179,000 mt 300 CA – 33,000 mt 200 ME – 20,000 mt 79,000 mt 100 NV – 15,000 mt 0 2019 2020 2021 2022+ MD – 100,000 mt 2018 Analysis 2019 Analysis VA – 10,000 mt AquaBounty.com 9 Sources: DNB Landbased Salmon; IntraFish Land-Based Salmon Farming Report 2019; SeafoodSource; company data and websites; Kontali Salmon World 2021

AquaBounty is Well Poised to Take Advantage of Fragmented State of Aquaculture

Market fragmentation plus favorable industry tailwinds ideally position AquaBounty to take market share

- Aquaculture now supplies the majority of the fish we consume
- Enormous growth potential in land-based farming with shrinking wild salmon sizes and marine-based salmon farms under mounting pressure to clean up or close down
- Fewer than 100 land-based salmon projects globally, some attracting significant interest from private equity and investment banks
- Although more capital intensive than sea based net pens, proponents say land-based salmon farms offer the best opportunity at making seafood sustainable while reducing carbon footprint

Well-positioned over competitors to produce safe, secure, and sustainable salmon without premium pricing



Sourcing the World's Fish
Global capture fisheries and aquaculture production, in metric tons
Capture fisheries, inland waters
Capture fisheries, marine waters
Aquaculture, inland waters
Aquaculture, marine waters
180m
120
60
0
1961
1980
2000
2018
Excludes aquatic mammals; crocodiles, alligators, and caimans; and seaweeds and other aquatic plants.
Data: Food and Agriculture Organization of the United Nations

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AquaBounty's GE Salmon: Better for the Environment. More for Consumers.

Enhanced Benefits of Controlled Operations Compared To Sea-Cage Farming

Faster Growth

Critical during most vulnerable stages of fish lifecycle

Lower Carbon Footprint

Greater than 95% water recycled and reduced transportation to consumption

Less Feed Used

25% improvement in Feed Conversion Rate (FCR)[1]



Aquaponics / Hydroponics

Efficient use of resources and waste utilization as agriculture fertilizer

Biosecurity

Designed to prevent escapement and impacts on broader ecosystem

No Chemicals or Antibiotics

Reduced risk of infections commonly seen in sea-cage farming

Customer Value Proposition

Pricing strategy aligned to market rates with potential to raise prices upon production of Superior Grade salmon

1. Effects of combined 'all-fish' growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013

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State of The Current Business AquaBounty.com 12

We Continue to Achieve Key Milestones Scaling the Ramping Bringing GE Salmon Bolstering our Business Production to Market Balance Sheet • Made strong strides against • Implemented primary • Robust communications • Completed four equity our long-term plans to scale processing capability in platform in place to engage transactions, providing net commercial production and Indiana farm consumers, customers and proceeds of $224 million expand production capacity• Conventional salmon the culinary community• Toledo-Lucas County Port • Selected Pioneer, OH as harvest completed Q2 2020 • On-going dialogue with Authority board has location for our • Continuous harvesting of various sales channel approved the issuance of up technologically advanced, genetically engineered (GE) partners to continue to $300 million in bonds to modern RAS farm; broke salmon in Q2 2021 refining messaging and support the financing of the ground in Q1 2022• Converting 250 MT facility in pricing Ohio Farm project • Commenced pre-construction PEI to Broodstock facility for • All harvested GE salmon • Wells Fargo Corporate and activities including the production of both GE and have been sold with demand Investment Banking to construction of roadways, on- conventional salmon eggs continuing to build underwrite and market the site energy infrastructure and to meet internal demand • Indications of interest in bond placement land preparation and to sell conventional eggs long-term supply externally agreements AquaBounty.com 13

Indiana Farm Focused on Optimizing Farm Operations ▪ Continuously improving KPIs while delivering solid results with a less than optimal farm design or the latest technology demonstrates operational competence ▪ Established baselines for KPI’s and work to continuously improve against them ▪ Focus on consumption vs biomass for key cost elements, including electricity, water, oxygen, feed (conversion & consumption), and headcount ▪ Established standard operating procedures and work instructions used as basis for training and development ▪ Cost and performance improvement is on-going through R&D initiatives, including feeding trials, biofiltration/water management and density optimization AquaBounty.com 14 Source: Expected harvests based on AquaBounty Technologies, Inc. assumptions and projections.

Driving Growth & Expansion AquaBounty.com 15

Our Operating Model is designed to facilitate Growth & Expansion Our operating model allows us to seek out opportunities to grow organically through our internal expertise and inorganically through M&A, JV or investments RAS Farming Expertise ▪ Translatable to new species ▪ RAS technology improvements in biofiltration, fish husbandry, water quality Technology AQB OPERATING ▪ Breeding and genetic improvements in MODEL salmon and other species ▪ Fish Health and Nutrition including feed additives/ingredients ▪ Data solutions to improve operations or fish health ▪ Regulatory expertise facilitating required approvals Safe, Secure & Sustainable AquaBounty.com 16

Expansion Plans Proceeding for Ohio Farm

Key Achievements

- Completed detailed cost estimates for our large-scale, 10,000 mt farm
- Selected Pioneer, OH, as the site from an initial pool of approximately 230 sites
  - Evaluation criteria included water/waste-water volumes, low electricity prices, proximity to major population centers, availability of labor pools and supportive political environment
  - Received approval for water consumption permit and on track for remaining permit requirements
  - Basis of Design documents used to pursue construction bids and tax exempt “green bond” financing – value engineering ongoing for additional efficiency and cost optimization
  - Toledo-Lucas County Port Authority board has approved the issuance of up to $300 million in bonds to support project financing; bonds expected to be underwritten by Wells Fargo
  - Site preparation and construction began following groundbreaking ceremony in Q1 2022
  - Expect to resume bond financing efforts and issuance of new construction sub-contracts in late Q3 once AquaBounty has completed its evaluation of relevant economic trends

Ohio Farm Partners

Ohio Farm Builder
Leading design-build engineering firm in the food market

INNOVASEA

RAS Equipment Provider
Designs advanced aquatic solutions for the aquaculture industry

SITE SELECTION GROUP

Site Selection
Global site selection firm specializing in farming and aquaculture

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AquaBounty in Pioneer, Ohio Preliminary Rendition of Pioneer Farm Site Overview ▪ Estimated Square Footage: 479,000 sq. ft. ▪ Expected to create 100+ jobs ▪ Groundbreaking Began: Q1 2022 Status Update ▪ Major permitting, engineering and site preparation work largely complete ▪ Underground work to lay piping for fish tanks underway ▪ Evaluation and progression of bond financing Template for Future Farms ▪ Knowledge in site selection, government regulations, financing, and engineering will create the template for planning additional farms including improved design and technology ▪ Incorporating key learnings from Ohio Farm will benefit start up and training for future farms AquaBounty.com 18

AquaBounty in Pioneer, Ohio – July 2022 Construction Status – work continues on the site, while AQB evaluates the current cost estimate. ▪ Roads and utilities have been established to the site ▪ Completed Grubbing and Grading ▪ Started work on Geo Piers ▪ Started work on underground piping AquaBounty.com 19

Continued Global Expansion Israel Two sites identified and in North America advanced discussions to form a 50/50 JV with a leading partner ▪ Continued expansion in U.S. and Canada for Farm 4 with potential for 3-5 farms by 2030 International ▪ Conversations continue with expansion partners in South America, Asia & the Middle East China ▪ Targeting high volume/strategic Net moving forward Import markets to include: with field trials - China: 198,000 mt in preparation - Brazil: 110,000 mt for regulatory approval - Israel: 40,000 mt - Argentina: 11,000 mt Brazil & Argentina Regulatory approval granted in Brazil (June 2021) & exploring potential operating partners AquaBounty.com 20

A Combination of Organic and Inorganic Opportunities Optimize Growth Portfolio Our focus is primarily on organic growth with a small portion dedicated towards inorganic growth opportunities Organic Growth Inorganic Growth PRIMARY SECONDARY Site Expansion Careful evaluation of 4-5 new farms operating at capacity by inorganic growth 2030, translating to 50,000 mt of output opportunities may enable: M&A • Accelerated profitability RAS Genetics • Acquisition of Egg production opportunity based on complementary market demand competence/skills • Penetration of new or JV emerging markets Ongoing R&D Projects • Acquisition of technologies Generate sustainable future revenue, aligned with core enhance ESG metrics, and improve strategies productivity/cost Investment Leveraging and extending our core competencies across: Genetics Fish Health / Nutrition RAS Technology AquaBounty.com 21

Key Financial Metrics AquaBounty.com 22

GE Salmon Economics vs. Conventional Salmon



Throughput increase leverages site infrastructure
Improved feed conversion by ~25% reduces feed costs
Faster growth to harvest weight (> 4kg) results in 1.7X increase in harvest
Feed is the largest variable production cost
18 vs 26 mo's
EBITDA
Conventional salmon
GE salmon
2X Farm EBITDA $[1]
70% Production Advantage
Conventional salmon in land-based RAS EBITDA
Same sized farm
GE salmon in land-based RAS EBITDA

Faster growth to harvest accelerates returns on investment in farm operations

1. Management estimates based on current assumptions. EBITDA is defined as farm operation net income (loss), plus depreciation expense, other income/expense, including interest expense and interest income, and the provision for income taxes.

Note: Current assumptions may turn out to be incorrect including changes in prices of feed and other variable costs or growth rate of the salmon

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Ohio Farm Expected to Generate Industry-Leading Economics[1]

	Ohio Farm Projections
Annual Output (live weight)	10,000 mt
Annual Revenue[2]	$100 million
Operating Margin %	31%
EBITDA	$44 million
EBITDA Margin %	44%
EBITDA Return on Invested Equity	28%

1. Source: Expected harvests based on AquaBounty Technologies, Inc. assumptions and projections.
2. Revenue assumes commodity pricing,
   - 90% fillet
   - 10% HOG

Profitable Land-Based Farming at Commodity Pricing

- Precision farming in conjunction with our technical points of difference ensure consistency in supply & cost
- Biosecurity – protects from exposure to disease & parasites
- 100% grown, harvested & processed close to consumption
- A fresher product to market with significant reduction in transportation costs & carbon emissions

Proprietary GE Atlantic Salmon Accelerates ROI

- GE salmon delivers 2x EBITDA vs. conventional RAS salmon
- GE benefits vs. conventional salmon reflect key advantages:
  - Reduced time to harvest, from 26 months to 18 months, results in 70% more farm-gate weight at harvest per year
  - Improved feed conversion reduces feed costs by approximately 25%, which is the largest single component of RAS production expenses
  - Increased production levels result in operating leverage for farm labor & oxygen expenses

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Estimate on Ohio Farm Cost of Construction Construction Cost Estimate Has Been Impacted By Current Economic Conditions ▪ Inflation is at a 40-year high ▪ Interest rates have been rising ▪ Current construction cost estimate now exceeds $320 million AQB’s Plans ▪ AQB is evaluating alternatives to reduce cost ▪ Possibly phasing construction with an initial output target below 10,000 metric tons ▪ Continuing value engineering ▪ Reviewing all current bid estimates ▪ Engaging Hill International to provide construction management oversight ▪ Construction will continue in the interim, while the scope and cost is evaluated AquaBounty.com 25

Q2’2022 Capitalization Cash, Marketable Securities and Restricted Cash (as of June 30, 2022, $ in thousands) $149,244 Debt (as of June 30, 2022, $ in thousands) ACOA AIF Grant, 0% Interest $2,227 ACOA Term Loan, 0% Interest, Matures February 2027 $136 ACOA Term Loan, 0% Interest, Matures September 2029 $312 ACOA Term Loan, 0% Interest, Matures December 2025 $194 Kubota Canada Ltd., 0% Interest, Matures January 2025 $28 Finance PEI Term Loan, 4% Interest, Matures November 2023 $1,880 Department of Fisheries and Oceans, 0% Interest, Matures August 2032 $441 First Farmers Bank & Trust Loan Facility, 5.3% Interest, Matures October 2028 $3,645 Warrants (Outstanding as of June 30, 2022, in thousands of shares) $3.25 Exercise Price 418 Common Stock (Outstanding as of August 9, 2022 in thousands of shares) 71,111 Source: AQB’s Q1’2022 10-Q AquaBounty.com 26

1 Current and Long-Term Growth Targets Performance Metrics Projected Production Output (mt) ▪ Production output growth target = 51,000 50,000 mt by 2030 ▪ Assumes 4 to 5 new 10,000 mt farms 41,000 36,000 ▪ Targeting non-dilutive financing sources (ex: debt) to leverage cash investment 26,000 ▪ Estimated EBITDA margin % per farm of 44% 16,000 ▪ Estimated EBITDA return on invested equity of 28% per farm 6,000 1,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 1. Based on AquaBounty Technologies, Inc. current assumptions and projections. These assumptions and projections may change in the future. AquaBounty.com 27

Let's Have a Conversation

AquaBounty uses next-generation land-based aquaculture and gene-editing technology that supports ocean conservation and provides consumers with regional access to nutritious, fresh and affordable salmon with no added antibiotics.

Investor Relations

Lucas A. Zimmerman

Director – MZ North America

+1 (949) 259-4987

AQB@mzgroup.us

AquaBounty

David A. Frank

Chief Financial Officer

+1 (978) 648-6000

dfrank@aquabounty.com

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